CommunityOne Bancorp October 31, 2014 Third Quarter 2014 Earnings Presentation

Presenters Bob Reid President / Chief Executive Officer David Nielsen Chief Financial Officer Neil Machovec Chief Credit Officer 2

Forward Looking Statements & Other Information Forward Looking Statements This presentation contains certain forward-looking statements within the safe harbor rules of the federal securities laws. These statements generally relate to COB’s financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking terminology, such as “believes,” “expects,” or “are expected to,” “plans,” “projects,” “goals,” “estimates,” “may,” “should,” “could,” “would,” “intends to,” “outlook” or “anticipates,” or variations of these and similar words, or by discussions of strategies that involve risks and uncertainties. Forward looking statements are subject to risks and uncertainties, including but not limited to, those risks described in COB’s Annual Report on Form 10-K for the year ended December 31, 2013 under the section entitled “Item 1A, Risk Factors,” and in the Quarterly Reports of Form 10-Q and other reports that are filed by COB with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous assumptions, risks and uncertainties, and which change over time. These forward-looking statements speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward looking statements contained in this presentation. We assume no duty to revise or update any forward-looking statements, except as required by applicable law. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), COB management uses and this presentation contains or references, certain non-GAAP financial measures, such as pre-credit and non-recurring (PCNR) earnings, PCNR noninterest income, PCNR noninterest expense, and tangible shareholders’ equity. COB believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry; however, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in COB’s Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in COB’s Quarterly Reports on Form 10-Q. A reconciliation of non-GAAP measures to the most directly comparable GAAP measure is included within tables in the presentation or with the appendix to this presentation. 3

Operating Highlights  5th consecutive profitable quarter  Net income of $1.8 million – $3.8 million net income excluding charge for CEO severance – PCNR earnings of $2.0 million, lower by $0.5 million 2Q 2014  Loan growth was strong and broad based across all lines of business – Portfolio grew $48.3 million in 3Q, 15% annualized growth rate – Follows 2Q 16% annualized growth  Positive credit quarter – NPA’s fell to 2.4% of assets – Provision recovery of $1.7 million – 24 bps annualized net charge-offs  Net interest income grew at 3% annualized rate – NIM of 3.38% vs. 3.40% in 2Q – Cost of all deposits fell 1 bp to 39 bps  $1.3 million (7%) reduction in 3Q 2014 NIE excluding CEO severance – PCNR NIE to average assets at 3.55%, slightly above plan 4 Quarterly Performance Metrics Dollars in thousands except per share data 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Net income before taxes 4,292$ 1,241$ 1,300$ 3,028 1,497 Net income 4,006 2,290 1,277 2,792 1,773 Net income per share 0.18 0.11 0.06 0.13 0.08 Return on average assets 0.79% 0.45% 0.26% 0.56% 0.35% Return on average equity 21.0% 11.0% 6.2% 12.7% 7.6% Net interest margin 3.76% 3.52% 3.43% 3.40% 3.38% PCNR noninterest expense to average assets 1 3.42% 3.34% 3.59% 3.47% 3.55% Loans held for investment 1,195,142 1,212,248 1,219,785 1,269,865 1,318,117 Deposits 1,790,608 1,748,705 1,767,930 1,763,765 1,758,930 NPA's to total assets 4.1% 3.2% 2.9% 2.7% 2.4% 1 Non-GAAP measure. See page 9 for reconciliation to GAAP presentation. Quart rly Results Results of Op rations Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 N t interest income 17 382$ 16 464$ 15 479$ 15 18$ 15 848$ Recovery f provision (provision) for loan losses 350 (1,8 0) 684 1,685 1,679 Noninterest income 4,487 4,147 3,943 4,893 3,985 Noninterest expense (17,927) (17,550) (18,806) (19,268) (20,015) Net income before tax 4,292 1,241 1,300 3,028 1,497 Income tax benefit (expense) (286) 1,049 (23) (236) 276 Net income 4,006 2,290 1,277 2,792 1,773 PCNR earnings 1 4,698$ 3,808$ 1,642$ 2,551$ 2,013$ 1 Non-GAAP measure. See Appendix for reconciliation to GAAP presentation.

5  Very strong loan growth in 3Q – Loans held for investment grew $48.3 million in 3Q; annualized growth of 15% – Excluding purchased residential loans, organic annualized growth was 22% – Loan to deposit ratio increased to 75% – Growth across all business lines, especially commercial and auto finance  Grow loans  Deposits increased $10.2 million year to date – Deposits, net of brokered deposit attrition, grew $5.3 million – Non interest bearing demand deposits down $3.8 million in 3Q – Low cost core, consisting of non-CD deposits grew $4.6 million in 3Q – Deposit campaigns initiated focused on CD’s and money market  Grow core deposits  Credit resolution activities continue to improve – Nonperforming assets down $4.7 million to $48.8 million – OREO fell 7% to $20.3 million  Resolve remaining credit issues  Noninterest expenses declined $1.3 million in 3Q excluding CEO severance charge – Personnel expense higher due to loan origination personnel additions – OREO and collection expenses lower by $1.3 million – Treasury Management investments on track – Improved online/mobile infrastructure being developed  Invest in new businesses while maintaining focus on expenses Progress on 2014 Goals 5

Net Interest Income  Net interest income grew 1%, and over 3% annualized during the quarter  Improved earning asset mix – Average earning assets grew $7.4 million during 3Q 2014 on strong loan growth offset by securities sales – Average loans up $50.9 million and average securities and interest bearing bank balances down $43.7 million  Net interest margin was stable at 3.38%, a 2 bps decline from 2Q  Earning asset yield fell 3 bps in 3Q on lower loan yields – Loan yield fell 8 bps and securities yield fell 15 bps on securities sales activity – Non cash accretion on PI loans was $0.8 million in 3Q 2014 vs. $0.7 million in 2Q 2014  3Q cost of interest bearing deposits was flat at 48 bps – Cost of all deposit funding fell 1 bp to 39 bps in 3Q 6 Quarterly Loan and Securities Yields Quarterly Margin and Cost of Deposits 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Yield on Loans Yield on Investment Securities 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Cost of Interest Bearing Deposits N t Interest Margin Quarterly Results Average Balances, Yields and Net Interest Margin Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Average loans (includes loans held for sale) 1,188,357$ 1,199,309$ 1,209,714$ 1,238,847$ 1,289,718$ Average yield 5.35% 4.97% 4.73% 4.66% 4.58% Average loans and securities 1,784,130 1,785,541 1,770,270 1,788,879 1,814,160 Average earning assets 1,839,359 1,859,379 1,830,822 1,855,092 1,862,479 Average yield 4.29% 4.05% 3.98% 3.95% 3.92% Average interest bearing liabilities 1,606,302 1,611,915 1,585,272 1,581,777 1,577,399 Average rate 0.61% 0.61% 0.63% 0.65% 0.64% Average cost of interest bearing deposits 0.51% 0.50% 0.48% 0.48% 0.48% Net interest margin 3.76% 3.52% 3.43% 3.40% 3.38% Net interest rate spread 3.68% 3.44% 3.35% 3.31% 3.28% Net interest income 17,382$ 16,464$ 15,479$ 15,718$ 15,848$

Noninterest Income

- Excluding securities gains, noninterest income declined $0.2 million during 3Q
  - Securities gains of $0.7 million during the 2nd quarter from sale of an SBIC investment
- Mortgage income fell $56 thousand from last quarter on 4% decrease in volume to $40.5 million
  - $14.7 million of loans originated for sale to Fannie Mae
- Service charge income declined in 3Q 2014 to $1.6 million on increased service charge refunds during the quarter that offset increased NSF and overdraft activity levels
- Wealth business fee income fell $55 thousand on reduced annuity sales activity during the quarter

Quarterly Results

Noninterest Income

Dollars in thousands	3Q 2013	4Q 2013	1Q 2014	2Q 2014	3Q 2014
Service charges on deposit accounts	$ 1,858	$ 1,798	$ 1,564	$ 1,619	$ 1,583
Mortgage loan income	420	235	174	261	205
Cardholder and merchant services income	1,161	1,127	1,113	1,209	1,183
Trust and investment services	329	341	358	399	344
Bank-owned life insurance	267	267	252	278	273
Other service charges, commissions and fees	365	356	352	332	290
Securities gains, net	50	-	-	720	34
Other income	37	23	130	75	73
Total noninterest income	**$ 4,487**	**$ 4,147**	**$ 3,943**	**$ 4,893**	**$ 3,985**
Less:					
Securities gains, net	50	-	-	720	34
PCNR noninterest income [1]	**$ 4,437**	**$ 4,147**	**$ 3,943**	**$ 4,173**	**$ 3,951**

[1] *Non-GAAP measure. Reconciliation included in this table.*

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Noninterest Expense

- 3Q noninterest expense (NIE) includes $2.1 million in severance cost related to departure of the Company's CEO
- Net of severance cost, NIE fell by $1.3 million, or 7%, from the 2nd quarter
- PCNR NIE rose $0.5 million (3%) from 2Q, on the loan origination personnel additions in Commercial and Mortgage businesses
- Average FTE increased by 10 during 3Q
  - 7% (40) FTE reduction from a year ago from branch closures and other ongoing efficiency initiatives
- OREO expenses were a net recovery of $29 thousand in the quarter, $1.0 million better than prior quarter on appraisal timing concentration in 2Q
- FDIC and regulatory costs fell based on capital, earnings, and asset quality improvements

Quarterly Results

Noninterest Expense

Dollars in thousands	3Q 2013	4Q 2013	1Q 2014	2Q 2014	3Q 2014
Personnel expense	$ 9,663	$ 9,512	$ 10,393	$ 9,956	$ 12,616
Net occupancy expense	1,558	1,331	1,553	1,512	1,521
Furniture, equipment and data processing expense	2,050	2,126	2,003	2,047	2,208
Professional fees	222	625	633	467	699
Stationery, printing and supplies	136	135	162	173	149
Advertising and marketing	150	141	153	147	142
Other real estate owned expense (recovery)	(98)	21	261	954	(29)
Credit/debit card expense	627	618	595	604	520
FDIC insurance	646	663	639	595	412
Loan collection expense	1,120	548	657	551	198
Core deposit intangible amortization	352	351	352	352	352
Other expense	1,501	1,479	1,405	1,910	1,227
Total noninterest expense	**$ 17,927**	**$ 17,550**	**$ 18,806**	**$ 19,268**	**$ 20,015**
Less:					
Other real estate owned expense (recovery)	$ (98)	$ 21	$ 261	$ 954	$ (29)
US Treasury sale expenses	-	-	-	409	-
Loan collection expense	1,120	548	657	551	198
Branch closure/restructuring expense (recovery)	(105)	178	183	7	-
Mortgage and litigation accrual (recovery)	(117)	-	(75)	7	-
CEO Severance expense	-	-	-	-	2,060
Rebranding expense	6	-	-	-	-
PCNR noninterest expense [1]	**$ 17,121**	**$ 16,803**	**$ 17,780**	**$ 17,340**	**$ 17,786**
Average Quarterly FTE Employees	608	596	576	558	568

[1] Non-GAAP measure. Reconciliation included in this table.

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5% 3% 5% 4% 3% 29% 29% 27% 27% 25% 58% 60% 60% 62% 64% 8% 8% 8% 7% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Other assets Loans Investment securities Cash and bank balances Balance Sheet  Total assets were essentially flat but asset mix continued to improve as we continued rotation from securities and cash into loans – Net loans grew to 64% of assets at the end of 3Q 2014, an increase of 11% from a year ago – Cash decreased $10.4 million in 3Q as a result of loan growth  Investment portfolio decreased by $38.2 million on sales, prepayments and amortization – Portfolio positioned to fund loan growth – Portfolio weighted toward liquid GSE MBS 9 Quarterly Balance Sheet Composition Quarterly Balance Sheet Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Cash and interest bearing bank balances 103,074$ 67,430$ 104,951$ 70,477$ 60,080$ Investment securities 593,396 566,409 551,528 546,165 507,980 Loans and loans held for sale, net 1,172,489 1,187,299 1,195,707 1,247,655 1,298,860 Other real estate owned 33,179 28,395 24,624 21,871 20,289 Intangible assets 11,402 11,119 10,802 10,501 10,191 Other assets 123,633 124,380 120,869 116,844 118,393 Total assets 2,037,173$ 1,985,032$ 2,008,481$ 2,013,513$ 2,015,793$ Deposits 1,790,608$ 1,748,705$ 1,767,930$ 1,763,765$ 1,758,930$ Borrowings 147,663 142,165 140,406 143,594 147,484 Other liabilities 18,100 13,801 14,814 13,457 14,889 Equity 80,802 80,361 85,331 92,697 94,490 Total liabilities and equity 2,037,173$ 1,985,032$ 2,008,481$ 2,013,513$ 2,015,793$

1,197,876 1,214,083 1,221,746 1,271,630 1,320,385 -16.00% -12.00% -8.00% -4.00% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 24.00% 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Commercial RE Construction Consumer/HELOC 1-4 Family Residential Purchased Residential Non pass loans Total Loans Organic Growth Rate Annualized Loan Portfolio  Total loans including LHFS grew $48.8 million in 3Q 2014; annualized growth rate of 15% – All lines of business grew loans during the quarter  Total pass rated loans grew by $60.5 million; annualized growth rate of 21%  Organic loans (excluding purchased residential loans) grew $56.9 million; 22% annualized growth rate  Non-pass rated loans fell by $11.7 million, or 10%  Loan portfolio composition balanced between consumer and commercial exposure  1-4 family residential mortgage loans held for investment stable at 40% of loans 10 Quarterly Loan Portfolio Mix Loan Portfolio Growth Rates By Category 3Q Growth Dollars in thousands 3Q 2013 2Q 2014 3Q 2014 $ % Annual % Commercial and Commercial Real Estate 367,058 397,905 440,942 43,037 11% 43% RE Construction 48,665 61,125 65,298 4,173 7% 27% Consumer/HELOC 184,797 200,336 207,038 6,703 3% 13% 1-4 Family Residential 242,768 268,656 283,357 14,701 5% 22% Pass Rated Organic Loans 843,289 928,022 996,636 68,614 7% 30% Purchased Resi Mortgage Loans 196,469 222,723 214,598 (8,125) -4% -15% Non Pass Rated Organic Loans 158,118 120,886 109,152 (11,734) (10%) (39%) Total Loans 1,197,876 1,271,630 1,320,385 48,755 4% 15% Total Organic Loans 1,001,407 1,048,907 1,105,787 56,880 5% 22% Total Pass Rated Loans 1,039,758 1,150,744 1,211,233 60,489 5% 21%

17% 17% 18% 18% 18% 20% 20% 20% 19% 20% 4% 5% 5% 5% 5% 25% 26% 25% 24% 24% 19% 19% 18% 17% 17% 2% 2% 1% 3% 2% 13% 13% 13% 14% 14% 0% 20% 40% 60% 80% 100% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Noninterest-bearing demand Interest-bearing demand Savings Money market Time deposits < $100,000 Brokered Time deposits > $100,000 Deposits  Year to date deposits have increased by $10.2 million, or 1%  $10.1 million of high cost brokered deposits matured in 3Q  Net of brokered deposit maturities, deposits increased $5.3 million in the quarter  Core deposits were stable at 84% of deposits and low cost core grew $4.6 million to 67% of deposits  Cost of interest bearing deposits was flat at 48 bps, and the cost of all deposits fell 1 bp to 39 bps  Continued focus in 2014 and 2015 on core deposit growth to support loan growth 11 Quarterly Deposit Mix Co re N o n Co re Quarterly Deposits Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Noninterest-bearing demand 308,178$ 290,461$ 315,515$ 321,829$ 317,981$ Interest-bearing demand 350,889 347,791 346,344 333,260 349,517 Savings 80,435 80,507 85,038 85,451 85,519 Money market 442,887 447,672 448,037 431,803 423,967 Brokered 29,218 29,218 25,468 47,783 37,673 Time deposits < $100,000 343,856 323,661 310,786 301,795 294,774 Time deposits > $100,000 235,145 229,395 236,742 241,844 249,499 Total deposits 1,790,608$ 1,748,705$ 1,767,930$ 1,763,765$ 1,758,930$ Total Time Deposits 608,219$ 582,274$ 572,996$ 591,422$ 581,946$ Low Cost Core Deposits 1,182,389 1,166,431 1,194,934 1,172,343 1,176,984 Core Deposits 1,526,245 1,490,092 1,505,720 1,474,138 1,471,758

Deferred Tax Asset and Valuation Allowance  Consolidated net deferred tax asset of $150.1 million at 3Q 2014 – $5.6 million currently reflected on balance sheet and in equity – $144.5 million remaining DTA valuation allowance  The Company evaluates each quarter the continued need for the valuation allowance on the deferred tax assets 12 Deferred Tax Asset Rollforward Dollars in Millions Net DTA DTA Valuation Allowance Unreserved Net DTA Beginning Balance, June 30, 2014 150.4$ 145.2$ 5.2$ Net income, tax strategies and other adjustments (0.3) (0.7) 0.4 Ending Balance, September 30, 2014 150.1$ 144.5$ 5.6$

$51 $35 $34 $32 $28 $33 $28 $25 $22 $20 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 M ill io ns o f D ol la rs Nonperforming loans OREO and foreclosed assets $44 $46 $43 $41 $36 $115 $96 $91 $80 $73 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 M ill io ns o f D ol la rs Special Mention Loans Classified Loans Asset Quality 13 Quarterly Asset Quality Trends 31% decline 42% decline Quarterly Asset Quality Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Allowance for loan losses (ALL) 25,387$ 26,785$ 26,039$ 23,975$ 21,525$ Nonperforming loans to total loans 4.3% 2.9% 2.8% 2.5% 2.2% Nonperforming assets to total assets 4.1% 3.2% 2.9% 2.7% 2.4% Annualized net charge-offs to average loans (0.22%) 0.14% 0.02% 0.12% 0.24% Allowance for loan loss to total loans 2.12% 2.21% 2.13% 1.89% 1.63%  Continued asset quality improvement in 3Q – Classified loans decreased by $6.7 million (8%) – Nonperforming loans reduced to 2.2% of total loans, from 4.3% a year ago – NPA’s reduced to 2.4% of assets  The ALL has been reduced to $21.5 million from $24.0 million at end of 2Q, reflecting the improved asset quality and lower annualized charge-off rates  ALL is 1.63% of loans held for investment  $771 thousand of 3Q net charge-offs; annualized net charge-off rate of 24 bps for the quarter and 13 bps for 2014 year to date annualized

$12.8 $11.6 $10.2 $9.1 $8.8 $27.4 $18.4 $19.9 $19.4 $16.4 $10.3 $4.7 $3.4 $2.8 $2.9 $0 $20 $40 $60 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 $ i n Mi lli on s Consumer Real estate - construction RE - Commercial RE - 1-4 Family Commercial and agricultural Nonperforming Assets 14 Quarterly Nonperforming Loan Composition 44% decline Nonperforming Loans and OREO Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Commercial and agricultural 590$ 516$ 450$ 400$ 351$ Real estate - construction 10,266 4,677 3,437 2,773 2,878 Real estate - mortgage: 1-4 family residential 12,822 11,580 10,151 9,083 8,777 Commercial 27,425 18,380 19,888 19,398 16,383 Consumer 104 12 32 31 94 Total nonperforming loans 51,207 35,165 33,958 31,685 28,483 OREO and other foreclosed assets 33,179 28,395 24,623 21,871 20,289 Total nonperforming assets 84,386$ 63,560$ 58,581$ 53,556$ 48,772$ NPL/Total Loans 4.3% 2.9% 2.8% 2.5% 2.2%  Non-performing assets fell by $4.7 million (9%) during the quarter, and $35.5 million (42%) since 3Q 2013  Nonperforming loans fell by $3.2 million (10%) in 3Q, and by $22.7 million (44%) since 3Q 2013  OREO dispositions continue to outpace foreclosure additions – OREO reduced by $1.6 million (7%) in 3Q and $12.9 million (39%) since 3Q 2013  As of quarter end, an additional $4.0 million of OREO (20%) was under contract for sale

Portfolio and Allowance for Loan Losses

- Originated loans of $1.16 billion with ALL of $16.9 million at 3Q
  - 1.46% ALL
- Granite PC loans of $26.9 million with ALL of $0.6 million at 3Q
  - 2.35% ALL
- No net credit costs in 3Q on originated and PC loan portfolio
  - $1.9 million in recovery of provision in non-purchased impaired loans modestly offset by $0.2 million provision resulting from lower forecasted cash flows in purchased impaired loans
- Granite PI loans
  - $130.7 million remaining carrying value
  - $3.9 million ALL (3.00%) at 3Q 2014

Quarterly Loan Portfolio and ALL

	3Q 2013	4Q 2013	1Q 2014	2Q 2014	3Q 2014
Originated loans	990,460	1,023,984	1,043,263	1,101,736	1,162,793
Granite purchased impaired (PI) loans	176,594	161,651	149,033	141,924	130,665
Granite purchased contractual (PC) loans	28,088	28,449	29,450	27,970	26,927
Total loans	**$1,195,142**	**$ 1,214,084**	**$ 1,221,746**	**$ 1,271,630**	**$ 1,320,385**
Originated loan ALL	(20,927)	(20,603)	(20,286)	(19,417)	(16,969)
Granite PI loan ALL	(4,066)	(5,650)	(5,237)	(4,123)	(3,923)
Granite PC loan ALL	(394)	(532)	(516)	(435)	(633)
Total ALL	**$ (25,387)**	**$ (26,785)**	**$ (26,039)**	**$ (23,975)**	**$ (21,525)**
Originated loan ALL / Originated loans	(2.11%)	(2.01%)	(1.94%)	(1.76%)	(1.46%)
Granite PI ALL / Granite PI loans	(2.30%)	(3.50%)	(3.51%)	(2.91%)	(3.00%)
Granite PC ALL / Granite PC loans	(1.40%)	(1.87%)	(1.75%)	(1.56%)	(2.35%)
Total ALL	**2.12%**	**2.21%**	**2.13%**	**1.89%**	**1.63%**

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Appendix 16

Non-GAAP Measures  Reconciliation of non- GAAP measures to the most directly comparable GAAP measure 17 Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Net income 4,006$ 2,290$ 1,277$ 2,792$ 1,773$ Less taxes, credit costs and nonrecurring items: Income tax benefit (expense) (286) 1,049 (23) (236) 276 Gain on sales of securities 50 - - 720 34 Other real estate owned recovery (expense) 98 (21) (261) (954) 29 Recovery of (Provision for) loan losses 350 (1,820) 684 1,685 1,679 Mortgage and litigation recovery (accrual) 117 - 75 (7) - Loan collection expense (1,120) (548) (657) (551) (198) 105 (178) (183) (7) - US Treasury sale expenses - - - (409) - Rebranding expense (6) - - - - CEO severance expense - - - - (2,060) PCNR earnings (Non-GAAP) 4,698$ 3,808$ 1,642$ 2,551$ 2,013$ Branch closure/restructuring expense (recovery) Reconciliation of Non-GAAP Measures Dollars in thousands 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Book Value (Shareholders' equity) 80,802$ 80,361$ 85,331$ 92,697$ 94,490$ Less: Goodwill (4,205) (4,205) (4,205) (4,205) (4,205) Core deposit and other intangibles (7,197) (6,914) (6,597) (6,296) (5,986) 69,400$ 69,242$ 74,529$ 82,196$ 84,299$ Tangible book value (Tangible shareholders' equity) (Non-GAAP)

Capital and Liquidity

- CommunityOne Bancorp & CommunityOne Bank capital ratios continued to increase in 3Q
  - Bank leverage ratio of 7.97%
  - Bancorp and Bank are "well capitalized"
- Loans to deposits ratio rose to 75% in 3Q, our end of year 2014 goal, as a result of strong loan growth during the quarter
- Tangible shareholders' equity impacted by
  - $1.8 million earnings
  - $0.3 million, net of tax, unrealized loss in AFS portfolio, offset by $0.2 million unrealized gain in cash flow hedges

Quarterly Capital and Liquidity Ratios

	3Q 2013	4Q 2013	1Q 2014	2Q 2014	3Q 2014	Well Capitalized
CommunityOne Bancorp						
Leverage	5.83%	5.96%	6.20%	6.35%	6.46%	5.00%
Tangible common equity to tangible assets	3.43%	3.51%	3.73%	4.10%	4.20%	
Loans to deposits	67%	69%	69%	72%	75%	
Cash and investment securities to deposits	39%	36%	37%	35%	32%	
CommunityOne Bank						
Leverage	7.39%	7.49%	7.74%	7.86%	7.97%	5.00%
Tier 1 risk based capital	11.62%	11.94%	12.09%	12.02%	11.78%	6.00%
Total risk based capital	12.88%	13.20%	13.38%	13.28%	13.04%	10.00%

Tangible Shareholders' Equity Rollforward

Dollars in thousands	3Q 2014
Tangible shareholders' equity (Non-GAAP), June 30, 2014 [1]	**$ 82,196**
Other comprehensive loss - AFS securities, net of tax	(343)
Other comprehensive gain - cash flow hedges	212
Net income	1,773
Stock compensation to directors	25
Decrease in intangible assets, net	310
Stock compensation to employees	126
Tangible shareholders' equity (Non-GAAP), September 30, 2014 [1]	**$ 84,299**

[1] *Non-GAAP measure. See Appendix for reconciliation to GAAP presentation.*

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